Restricted Stock Award Agreement (Details) (USD $)	May 13, 2013
Restricted Stock Award Agreement
Shares of restricted common stock of the Company issued in consideration for services to be rendered to the Company by Mr. Galda	750,000
Shares of common stock per quarter vesting	62,500
Value of shares amortized over the vesting period	$ 607,500
Value of shares amortized over the vesting period per quarter	50,625
Company recognized in equity based compensation under this Agreement.	$ 151,875